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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of Report (Date of Earliest Event Reported): March 31, 2006


                               THE BRINK'S COMPANY
             (Exact name of registrant as specified in its charter)


              Virginia                       1-9148               54-1317776
              --------                       ------               ----------
  (State or other jurisdiction   (Commission File Number)       (IRS Employer
       of incorporation)                                     Identification No.)


                               1801 Bayberry Court
                                 P. O. Box 18100
                             Richmond, VA 23226-8100
                            (Address and zip code of
                          principal executive offices)


       Registrant's telephone number, including area code: (804) 289-9600


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):


[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)


[ ] Soliciting  materials pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)


[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))


[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))




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Item 1.02. Termination of a Material Definitive Agreement.

On March 31, 2006, The Brink's Company (the "Company") prepaid three series of outstanding privately placed Senior Notes for approximately $61.3 million, including a make whole amount of approximately $1.6 million and accrued interest of approximately $1.3 million. The Senior Notes were issued pursuant to two Note Purchase Agreements, both of which were terminated upon prepayment.

The Note Purchase Agreement, dated as of January 18, 2001, among the Company, Allstate Life Insurance Company, Guardian Life Insurance Company of America, Guardian Insurance & Annuity Company, Nationwide Life Insurance Company, Nationwide Life and Annuity Insurance Company, American General Annuity Insurance Company and American General Life Insurance Company, related to the issuance of 7.84% Senior Notes, Series A, due 2007, with principal of approximately $18.3 million outstanding immediately prior to prepayment, and to the issuance of 8.02% Senior Notes, Series B, due 2008, with principal of approximately $20 million outstanding immediately prior to prepayment.

The Note Purchase Agreement, dated as of April 11, 2002, among the Company, Allstate Life Insurance Company, Nationwide Life Insurance Company and Nationwide Life and Annuity Insurance Company, related to the issuance of 7.17% Senior Notes due 2008, with principal of approximately $20 million outstanding immediately prior to prepayment.

Item 2.02. Results of Operations and Financial Condition.

On January 31, 2006, the Company sold its BAX Global business to a subsidiary of Deutsche Bahn AG. As a result of the sale, the Company reclassified BAX Global's results of operations to discontinued operations in accordance with generally accepted accounting principles. To facilitate the evaluation of the Company's period-to-period performance, the Company has prepared the condensed statements of operations and other financial information attached hereto as Exhibit 99 for each quarter of 2005 and 2004, with the BAX Global operations excluded from continuing operations and included in discontinued operations for all periods presented.

In accordance with General  Instruction B.2 of Form 8-K, the information in Item
2.02 of this Current Report on Form 8-K, including Exhibit 99, shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific references in such a filing.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

99  Quarterly Financial Information of The Brink's Company for 2005 and 2004.



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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                               THE BRINK'S COMPANY
                               (Registrant)


Date: March 31, 2006           By:   /s/ Robert T. Ritter
                                     ------------------------------------------
                                     Robert T. Ritter
                                     Vice President and Chief Financial Officer




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                                  EXHIBIT INDEX


EXHIBIT               DESCRIPTION
-------               -----------

99                    Quarterly Financial Information of The Brink's Company for
                      2005 and 2004.